UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2015

Information Systems Associates, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-142429	65-049317
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216

 (Address of principal executive offices, including Zip Code)

904 296 2807

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 1, 2015, pursuant to the Agreement and Plan of Merger, dated February 6, 2015 (the “Merger Agreement”), by and among Information Systems Associates, Inc. (the “Company”), Duos Technologies, Inc., a Florida corporation (“Duos”), and Duos Acquisition Corporation, a Florida corporation and wholly owned subsidiary of the Company (“Merger Sub”), the Company completed its merger with Duos. Pursuant to the Merger Agreement, Merger Sub merged with and into Duos, with Duos remaining as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”)

The Company previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on April 7, 2015 to announce completion of the Merger. The Company indicated in the initial Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 no later than 71 calendar days after the date on which the initial report on Form 8-K was required to be filed. This Amendment No. 1 to the Form 8-K is being filed to provide the required financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The following financial statements of Duos are being filed as exhibits to this Amendment No. 1:

Exhibit 99.1 – Duos’ unaudited financial statements, including Duos’ unaudited balance sheet as of March 31, 2015; Duos’ unaudited statements of operations for the three-month periods ended March 31, 2015 and 2014; Duos’ unaudited statement of changes in stockholder equity (deficit) for the three months ended March 31, 2015; and Duos’ unaudited statements of cash flows for the three-month periods ended March 31, 2015 and 2014 and condensed notes to Financial Statements.

Exhibit 99.2 – Duos’ audited financial statements, including Duos’ balance sheets as of December 31, 2014 and 2013 and the related statement of operations, changes in stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2014 and notes to Financial Statements.

(b)  Pro Forma Financial Information.

The following pro forma financial information is being filed as an exhibit to this Amendment No. 1:

Exhibit 99.3 – Duos’ unaudited pro forma combined balance sheet at March 31, 2015 and the unaudited pro forma combined statements of income for the three months ended March 31, 2015 and the year ended December 31, 2014 and notes related thereto.

(d)  Exhibits

Number	Description

99.1	Duos’ unaudited financial statements, including Duos’ unaudited balance sheet as of March 31, 2015; Duos’ unaudited statements of operations for the three-month periods ended March 31, 2015 and 2014; Duos’ unaudited statement of changes in stockholder equity (deficit) for the three months ended March 31, 2015; and Duos’ unaudited statements of cash flows for the three-month periods ended March 31, 2015 and 2014 and condensed notes to Financial Statements.

99.2	Duos’ audited financial statements, including Duos’ balance sheets as of December 31, 2014 and 2013 and the related statement of operations, changes in stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2014 and notes to Financial Statements.

99.3	Duos’ unaudited pro forma combined balance sheet at March 31, 2015 and the unaudited pro forma combined statements of income for the three months ended March 31, 2015 and the year ended December 31, 2014 and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SYSTEMS ASSOCIATES, INC.

Date: June 17, 2015	By:	/s/ Gianni Arcaini

Chief Executive Officer